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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                       Securities and Exchange Commission

                             Washington, D. C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 31, 2002



                               Exide Technologies
               (Exact name of registrant as specified in charter)



         Delaware                  1-11263                       23-0552730
(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)



                               210 Carnegie Center
                                    Suite 500
                           Princeton, New Jersey 08040
                     (Address of principal executive office)

               Registrant's telephone number, including area code:
                                 (609) 627-7200

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.   Regulation FD Disclosure.

     Exide Technologies (the "Company") expects to complete and file its Annual Report on Form 10-K for the year ending March 31, 2002 ("Annual Report") not later than August 31, 2002. The Company previously filed a Form 12b-25 with the Securities and Exchange Commission on June 27, 2002 and an Interim Report on Form 8-K dated July 15, 2002, stating that additional time is required accurately and completely to prepare the Annual Report.

     This release contains forward-looking statements about the future performance of the Company based on the Company's good faith assumptions and beliefs. These forward-looking statements are subject to uncertainties and other factors that may cause actual results to differ materially from those referred to in such statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EXIDE TECHNOLOGIES

                                                     By:  /s/ IAN J. HARVIE
                                                          -----------------
                                                     Ian J. Harvie
                                                     Vice President and
                                                     Controller

Date:  August 1, 2002




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